Exhibit 99.1

Bruker Reports First Quarter 2020 Financial Results

• Q1 2020 revenue decline of 8.1% year-over-year, organic revenue decline of 7.9%

• Q1 2020 GAAP EPS of $0.07, compared to $0.20 in Q1 2019; non-GAAP EPS of $0.14, compared to $0.28 in Q1 2019

• COVID-19 disruption expected to negatively affect Q2 2020 financial results

BILLERICA, Massachusetts – May 6, 2020 – Bruker Corporation (Nasdaq: BRKR) today announced financial results for its first quarter ended March 31, 2020.

First Quarter 2020 Financial Results

Bruker’s revenues for the first quarter of 2020 were $424.0 million, an 8.1% decline compared to the first quarter of 2019. In the first quarter of 2020, on an organic basis, Bruker’s revenue declined 7.9% year-over-year, growth from acquisitions was 0.9%, while foreign currency translation had a negative effect of 1.1%. The reported and organic revenue declines were primarily due to COVID-19 related disruptions and included an approximately 30% year-over-year revenue decline in China.

First quarter 2020 GAAP operating income was $16.4 million, compared to $41.9 million in the first quarter of 2019, representing GAAP operating margins of 3.9% and 9.1%, respectively. Non-GAAP operating income was $32.2 million in the first quarter of 2020, compared to $62.3 million in the first quarter of 2019. Bruker’s first quarter 2020 non-GAAP operating margin was 7.6%, compared to 13.5% in the first quarter of 2019.

First quarter 2020 GAAP diluted earnings per share (EPS) were $0.07, compared to $0.20 in the first quarter of 2019. First quarter 2020 non-GAAP diluted EPS were $0.14, compared to $0.28 in the first quarter of 2019. The year-over-year declines in the Company’s GAAP and non-GAAP operating income, operating margins and diluted EPS were primarily due to lower revenues associated with COVID-19 disruptions.

A reconciliation of non-GAAP to GAAP financial measures is provided in the tables accompanying this press release.

Frank H. Laukien, President and CEO of Bruker, commented: “Bruker is a healthy, essential company, and our life science tools and diagnostics markets are quite resilient. In 2020, we continue to navigate the COVID-19 disruptions by focusing on (1) the health and safety of our employees, customers and partners, (2) maintaining business continuity and service levels for our customers, (3) executing prudent temporary cost reductions, and (4) delivering enabling research and diagnostic products to help fight the pandemic, and to support other essential priorities of our society. We intend to maintain our important Project Accelerate and Operational Excellence investments to strengthen Bruker for the long term.”

Dr. Laukien continued: “Our first quarter 2020 results reflect the initial impact of the COVID-19 pandemic, and we expect a more pronounced year-over-year revenue decline in the second quarter. However, we believe that the long-term funding trends in life science, biopharma and basic medical research, as well as in infectious disease diagnostics, are going to be strong as a result of the COVID-19 pandemic. We believe Bruker is well positioned for a gradually improving business environment in the second half of 2020, and a recovery in 2021. Moreover, Bruker continues to have a strong balance sheet and a very solid liquidity position.”

Fiscal Year 2020 (FY 2020) Guidance Remains Suspended

On March 27, 2020, Bruker suspended its FY 2020 financial guidance due to the uncertain business conditions created by COVID-19. Bruker anticipates that the pandemic will have a more significant negative impact on the Company’s second quarter 2020 financial results.

Quarterly Earnings Call

Bruker will host a conference call and webcast to discuss its financial results, business outlook, and related corporate and financial matters today, May 6, at 4:30 p.m. Eastern Daylight Time. To listen to the webcast, investors can go to https://ir.bruker.com and click on the “Q1 2020 Earnings Webcast” hyperlink. A slide presentation that will be referenced during the webcast will be posted to our Investor Relations website shortly before the webcast begins. Investors can also listen to the earnings webcast via telephone by dialing 1-888-437-2685 (US toll free) or +1-412-317-6702 (international) and referencing “Bruker’s First Quarter 2020 Earnings Conference Call”. A telephone replay of the conference call will be available by dialing 1-877-344-7529 (US toll free) or +1-412-317-0088 (international) and entering conference number 10143194. The replay will be available beginning one hour after the end of the conference call through June 6, 2020.

About Bruker Corporation (Nasdaq: BRKR)

Bruker is enabling scientists to make breakthrough discoveries and develop new applications that improve the quality of human life. Bruker’s high-performance scientific instruments and high-value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity and customer success in life science molecular research, in applied and pharma applications, in microscopy and nanoanalysis, and in industrial applications, as well as in cell biology, preclinical imaging, clinical phenomics and proteomics research and clinical microbiology. For more information, please visit: www.bruker.com.

Use of Non-GAAP Financial Measures

To supplement our consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we use the following non-GAAP financial measures: non-GAAP gross profit; non-GAAP gross profit margin; non-GAAP operating income; non-GAAP operating profit; non-GAAP operating margin; non-GAAP SG&A expense; non-GAAP profit before tax; non-GAAP tax rate; non-GAAP net income and non-GAAP earnings per share. These non-GAAP measures exclude costs related to restructuring actions, acquisition and related integration expenses, amortization of acquired intangible assets and other non-operational costs.

We also may refer to organic revenue growth or decline and free cash flow, which are also non-GAAP financial measures. We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business. We define free cash flow as net cash provided by operating activities less additions to property, plant, and equipment. We believe free cash flow is a useful measure to evaluate our business because it indicates the amount of cash generated after additions to property, plant, and equipment that is available for, among other things, acquisitions, investments in our business, repayment of debt and return of capital to shareholders.

The presentation of these non-GAAP financial measures is not intended to be a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe these non-GAAP financial measures provide meaningful supplemental information regarding our performance, however we urge investors to review the reconciliation of these financial measures to the comparable GAAP financial measures included in the accompanying tables, and not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP measures mentioned above provide relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use these non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. These measures may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use these non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

Additional information relating to the non-GAAP financial measures used in this press release and reconciliations to the most directly comparable GAAP financial measures is provided in the tables accompanying this press release following our GAAP financial statements.

Forward Looking Statements

Any statements contained in this press release which do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding management’s expectations for future financial and operational performance and business outlook; the impact of the COVID-19 coronavirus; future funding trends in certain industries, including life sciences; and statements found under the “Use of Non-GAAP Financial Measures” section of this release. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, risks and uncertainties relating to continued adverse changes in conditions in the global economy and volatility in the capital markets, the impact of the COVID-19 coronavirus outbreak and our ability to recover from its effects, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, fluctuations in foreign currency exchange rates, our material weaknesses in internal controls, our ability to successfully implement our restructuring initiatives, changing technologies, product development and market acceptance of our products, the cost and pricing of our products, manufacturing, competition, loss of key personnel, dependence on collaborative partners, key suppliers and contract manufacturers, capital spending and government funding policies, changes in governmental regulations, the use and protection of intellectual property rights, litigation, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2019. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

-tables follow-

Contact:

Miroslava Minkova

Director, Investor Relations & Corporate Development

Bruker Corporation

T: +1 (978) 663–3660, ext. 1479

E: Investor.Relations@bruker.com

Bruker Corporation

CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,
(in millions)	2020	2019
ASSETS

Current assets:
Cash and cash equivalents	$795.5	$678.3
Short-term investments	56.2	6.6
Accounts receivable, net	325.5	362.2
Inventories	625.5	577.2
Other current assets	187.3	172.0
Total current assets	1,990.0	1,796.3

Property, plant and equipment, net	318.6	306.1
Operating lease assets	62.3	65.6
Intangibles, net and other long-term assets	591.0	603.5

Total assets	$2,961.9	$2,771.5

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current portion of long-term debt	$95.8	$0.5
Accounts payable	127.0	118.4
Customer advances	141.8	137.9
Other current liabilities	401.2	388.8
Total current liabilities	765.8	645.6

Long-term debt	914.8	812.8
Operating lease liabilities	44.3	47.0
Other long-term liabilities	312.4	327.9

Redeemable noncontrolling interest	-	21.1

Total shareholders' equity	924.6	917.1

Total liabilities and shareholders' equity	$2,961.9	$2,771.5

FOR FURTHER INFORMATION:	Miroslava Minkova, Director, Investor Relations & Corporate Development
Tel: +1 (978) 663-3660, ext. 1479
Email: Investor.Relations@bruker.com

Bruker Corporation

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended March 31,
(in millions, except per share amounts)	2020	2019
Revenues	$424.0	$461.4
Cost of revenues	231.7	246.7

Gross profit	192.3	214.7

Operating expenses:
Selling, general and administrative	121.2	120.1
Research and development	48.5	46.4
Other charges, net	6.2	6.3
Total operating expenses	175.9	172.8

Operating income	16.4	41.9

Interest and other income (expense), net	(2.9)	(3.5)

Income before income taxes and noncontrolling interest in consolidated subsidiaries	13.5	38.4
Income tax provision	2.9	7.7

Consolidated net income (loss)	10.6	30.7

Net income attributable to noncontrolling interests in consolidated subsidiaries	0.1	(0.1)
Net income (loss) attributable to Bruker Corporation	$10.5	$30.8

Net income (loss) per common share attributable to Bruker Corporation shareholders:
Basic	$0.07	$0.20
Diluted	$0.07	$0.20

Weighted average common shares outstanding:
Basic	154.2	156.7
Diluted	155.4	157.9

Bruker Corporation

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended March 31,
(in millions)	2020	2019
Cash flows from operating activities:
Consolidated net income (loss)	$10.6	$30.7
Adjustments to reconcile consolidated net income to cash flows from operating activities:
Depreciation and amortization	19.0	19.0
Stock-based compensation expense	3.3	3.1
Deferred income taxes	1.1	(0.2)
Other non-cash expenses, net	11.7	4.5
Changes in operating assets and liabilities, net of acquisitions and divestitures:
Accounts receivable	29.5	(6.0)
Inventories	(61.0)	(43.2)
Accounts payable and accrued expenses	19.1	11.0
Income taxes payable, net	(15.0)	(7.9)
Deferred revenue	20.6	13.9
Customer advances	16.5	6.5
Other changes in operating assets and liabilities, net	(20.4)	(17.2)
Net cash provided by operating activities	35.0	14.2

Cash flows from investing activities:
Purchases of short-term investments	(50.0)	-
Cash paid for acquisitions, net of cash acquired	(22.0)	(16.1)
Purchases of property, plant and equipment	(30.5)	(10.6)
Net proceeds from cross-currency swap agreements	1.9	-
Net cash used in investing activities	(100.6)	(26.7)

Cash flows from financing activities:
Repayment of revolving lines of credit	-	(25.9)
Proceeds from revolving lines of credit	197.5	40.6
Repayment of 2012 Note Purchase Agreement	-	(15.0)
Proceeds (Repayment) of other debt, net	0.9	(4.3)
Proceeds from issuance of common stock, net	0.6	3.1
Payment of contingent consideration	(0.3)	(1.0)
Payment of dividends to common stockholders	(6.2)	(6.3)
Cash Payments to noncontrolling interest	(1.2)	-
Net cash provided by (used in) financing activities	191.3	(8.8)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(8.7)	(2.4)
Net change in cash, cash equivalents and restricted cash	117.0	(23.7)
Cash, cash equivalents and restricted cash at beginning of period	681.9	326.3
Cash, cash equivalents and restricted cash at end of period	$798.9	$302.6

Bruker Corporation

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2020	2019
Reconciliation of Non-GAAP Operating Income, Non-GAAP Profit Before Tax, Non-GAAP Net Income, and Non-GAAP EPS
GAAP Operating Income	$16.4	$41.9
Non-GAAP Adjustments:
Restructuring Costs	2.3	4.0
Acquisition-Related Costs	(1.1)	4.9
Purchased Intangible Amortization	8.7	10.1
Other Costs	5.9	1.4
Total Non-GAAP Adjustments:	$15.8	$20.4

Non-GAAP Operating Income	$32.2	$62.3
Non-GAAP Operating Margin	7.6%	13.5%

Non-GAAP Interest & Other Expense, net	(2.9)	(3.5)
Non-GAAP Profit Before Tax	29.3	58.8

Non-GAAP Income Tax Provision	(7.0)	(14.4)
Non-GAAP Tax Rate	23.9%	24.5%

Minority Interest	(0.1)	0.1

Non-GAAP Net Income Attributable to Bruker	22.2	44.5

Weighted Average Shares Outstanding (Diluted)	155.4	157.9

Non-GAAP Earnings Per Share	$0.14	$0.28

Reconciliation of GAAP and Non-GAAP Gross Profit
GAAP Gross Profit	$192.3	$214.7
Non-GAAP Adjustments:
Restructuring Costs	0.8	2.8
Acquisition-Related Costs	-	1.2
Purchased Intangible Amortization	4.9	6.8
Other Costs	0.1	-
Total Non-GAAP Adjustments:	5.8	10.8
Non-GAAP Gross Profit	$198.1	$225.5
Non-GAAP Gross Margin	46.7%	48.9%

Reconciliation of GAAP and Non-GAAP Selling, General and Administrative (SG&A) Expenses
GAAP SG&A Expenses	$121.2	$120.1
Non-GAAP Adjustments:
Purchased Intangible Amortization	3.8	3.3
Non-GAAP SG&A Expenses	$117.4	$116.8

Bruker Corporation

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (unaudited)

	Three Months Ended March 31,
(in millions, except per share amounts)	2020	2019
Reconciliation of Non-GAAP Operating Income, Non-GAAP Profit Before Tax, Non-GAAP Net Income, and Non-GAAP EPS
Reconciliation of GAAP and Non-GAAP Tax Rate
GAAP Tax Rate	21.5%	20.1%
Non-GAAP Adjustments:
Tax Impact of Non-GAAP Adjustments	-0.2%	-0.4%
U.S. Tax Reform - Toll Charge	0.0%	4.2%
Other Discrete Items	2.6%	0.6%
Total Non-GAAP Adjustments:	2.4%	4.4%
Non-GAAP Tax Rate	23.9%	24.5%

Reconciliation of GAAP and Non-GAAP Earnings Per Share (Diluted)
GAAP Earnings Per Share (Diluted)	$0.07	$0.20
Non-GAAP Adjustments:
Restructuring Costs	0.01	0.03
Acquisition-Related Costs	(0.01)	0.03
Purchased Intangible Amortization	0.06	0.06
Other Costs	0.04	0.01
Income Tax Rate Differential	(0.03)	(0.05)
Total Non-GAAP Adjustments:	0.07	0.08
Non-GAAP Earnings Per Share (Diluted)	$0.14	$0.28

Reconciliation of GAAP Operating Cash Flow and Non-GAAP Free Cash Flow
GAAP Operating Cash Flow	$35.0	$14.2
Non-GAAP Adjustments:
Purchases of property, plant and equipment	(30.5)	(10.6)
Non-GAAP Free Cash Flow	$4.5	$3.6

Days Inventory Outstanding is calculated as follows: GAAP Average Inventory balance divided by (GAAP Revenue less Non-GAAP Gross Profit (defined above))

Days Payable Outstanding is calculated as follows:  GAAP Average Accounts Payable balance divided by (GAAP Revenue less Non-GAAP Gross Profit (defined above) plus the Change in GAAP Inventory balance)

Days Sales Outstanding is calculated as follows:  GAAP Average Accounts Receivable balance divided by GAAP Revenue

Bruker Corporation

REVENUE  (unaudited)

	Three Months Ended March 31,
(in millions)	2020	2019
Revenue by Group:
Bruker BioSpin	$120.9	$127.8
Bruker CALID	140.5	148.2
Bruker Nano	120.1	140.8
BEST	46.2	47.8
Eliminations	(3.7)	(3.2)
Total Revenue	$424.0	$461.4

Revenue by End Customer Geography:
United States	$109.4	$117.6
Europe	144.9	155.1
Asia Pacific	137.2	152.2
Other	32.5	36.5
Total Revenue	$424.0	$461.4

	Total Bruker
Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth
GAAP Revenue as of Prior Comparable Period	$461.4	$431.7
Non-GAAP Adjustments:
Acquisitions and divestitures	4.3	26.0
Organic	(36.2)	23.5
Currency	(5.5)	(19.8)
Total Non-GAAP Adjustments:	(37.4)	29.7
Non-GAAP Revenue	$424.0	$461.4
Revenue Growth	-8.1%	6.9%
Organic Revenue Growth	-7.9%	5.5%

	Bruker Scientific Instruments (1)
Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth
GAAP Revenue as of Prior Comparable Period	$416.8	$387.0
Non-GAAP Adjustments:
Acquisitions and divestitures	3.3	26.0
Organic	(34.3)	21.1
Currency	(4.3)	(17.3)
Total Non-GAAP Adjustments:	(35.3)	29.8
Non-GAAP Revenue	$381.5	$416.8
Revenue Growth	-8.5%	7.7%
Organic Revenue Growth	-8.2%	5.5%

	BEST, net of Intercompany Eliminations
Reconciliation of GAAP Reported Revenue Growth to Organic Revenue Growth
GAAP Revenue as of Prior Comparable Period	$44.6	$44.7
Non-GAAP Adjustments:
Acquisitions and divestitures	1.0	-
Organic	(1.9)	2.4
Currency	(1.2)	(2.5)
Total Non-GAAP Adjustments:	(2.1)	(0.1)
Non-GAAP Revenue	$42.5	$44.6
Revenue Growth	-4.7%	-0.2%
Organic Revenue Growth	-4.3%	5.4%

(1) Bruker Scientific Instruments (BSI) revenue reflects the sum of the BSI Life Science and BSI Nano Segments as presented in our 2019 Form 10-K.